                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  AUGUST 24, 1998
                                                         ---------------


                          COPLEY PHARMACEUTICAL, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)


            0-20126                                       04-2514637
     (Commission File Number)                 (IRS Employer Identification No.)

           25 JOHN ROAD
       CANTON, MASSACHUSETTS                                 02021
(Address of principal executive offices)                  (Zip Code)


                                (781) 821-6111
             (Registrant's telephone number, including area code)


                               Page 1 of 3 Pages

ITEM 5    OTHER EVENTS

On August 24, 1998, Copley Pharmaceutical, Inc. (NASDAQ: CPLY) announced the appointment of Daniel L. Korpolinski as Copley's President and Chief Executive Officer. Mr. Korpolinski also has been elected to the Company's Board of Directors.

Prior to joining Copley Pharmaceutical, Inc., from 1991-1997 Mr. Korpolinski was President and Chief Executive Officer of CoCensys, Inc., a biotech firm located in Irvine, California. He came to CoCensys from Adria Laboratories of North America where he had served as President from 1988-1991. Before joining Adria, which developed, manufactured and marketed both proprietary and multisource pharmaceutical products, Mr. Korpolinski was an employee of Upjohn Pharmaceutical Company from 1964-1988. He ended his association with Upjohn Pharmaceutical Company in Kalamazoo, Michigan where he held Executive Director positions in both The Pharmaceutical and The Consumer Products Divisions.



                               Page 2 of 3 Pages

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 27, 1998                          COPLEY PHARMACEUTICAL, INC.


                                         /s/ Daniel M. P. Caron
                                         ----------------------
                                         Daniel M. P. Caron
                                         Vice President Finance, Chief Financial
                                         Officer and Treasurer
                                         (Principal Financial Officer)















                               Page 3 of 3 Pages